CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated October 2, 1998 relating to the financial statements and financial highlights appearing in the August 31, 1998 Annual Report to Shareholders of INVESCO Short Term Bond Fund (one of the portfolios constituting INVESCO Bond Funds, Inc., formerly known as INVESCO Income Funds, Inc.) and our report dated October 2, 1998 relating to the financial statements and financial highlights appearing in the August 31, 1998 Annual Report to Shareholders of INVESCO Select Income Fund (one of the portfolios constituting INVESCO Bond Funds, Inc. formerly known as INVESCO Income Funds, Inc.), which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report into the Prospectus of INVESCO Short Term Bond Fund dated January 1, 1999, and the incorporation by reference of our report in the Prospectus of INVESCO Select Income Fund dated January 1, 1999, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Short Term Bond Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Short Term Bond Fund both dated January 1, 1999. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Select Income Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Select Income Fund both dated January 1, 1999.

We also consent to the reference to us under the heading "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
March 16, 1999

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